UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2006

INTERNATIONAL COAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32679	20-2641185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia	25560
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (304) 760-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 6, 2006, International Coal Group, Inc. (the “Registrant”) issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, announcing the commencement by the Registrant of an exchange offer for all of its outstanding 10.25% Senior Notes due 2014. The Registrant is offering to exchange up to $175,000,000 aggregate principal amount of its 10.25% Senior Notes due 2014 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its unregistered 10.25% Senior Notes due 2014, which were offered in a private placement to qualified institutional buyers and non-U.S. persons pursuant to Rule 144A and Regulation S, respectively, of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to exchange or a solicitation of acceptance of the exchange offer. The exchange offer is being made only pursuant to the Registrant’s prospectus, dated October 6, 2006, which has been filed with the Securities and Exchange Commission as part of the Registrant’s Registration Statement on Form S-4 (File No. 333-137402), and the related letter of transmittal.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated October 6, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
Name:	Bennett K. Hatfield
Title:	Chief Executive Officer and President

Date: October 6, 2006

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Exhibit Index

Exhibit Number	Document
99.1	Press release dated October 6, 2006.

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